Exhibit 10.34

EXECUTION COPY

AMENDMENT NO 3 TO LOAN AGREEMENT

EFFECTIVE DATE:	December 14, 2018

PARTIES:	Borrower:	Amyris, Inc., a Delaware corporation (“Amyris”), and Amyris Fuels, LLC, a Delaware limited liability company, Amyris Clean Beauty LLC, a Delaware limited liability company

	Lender:	GACP Finance Co., LLC, a Delaware limited liability company

RECITALS

A.       Lender has extended credit (the “Loan”) to Borrower in the original principal amount of Thirty-Six Million Dollars ($36,000,000) pursuant to that certain Loan and Security Agreement, dated as of June 29, 2018, as modified by that certain First Modification Agreement, effective as of June 29, 2018 and as amended pursuant to that certain Amendment No 1 to Loan Agreement, effective as of August 24, 2018, and that certain Amendment No 2 to Loan Agreement, effective as of September 30, 2018 (the “Loan Agreement”), each by and among Amyris, each “Subsidiary Guarantor” party thereto, the several bantks and other financial institutions or entities from time to time parties thereto (collectively, referred to as “Lender”) and GACP Finance Co., LLC, a Delaware limited liability company, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).

B.       Borrower and Lender desire to amend the definition of “Excluded Intellectual Property” and “Term Loan Interest Rate” in the Loan Agreement.

C.       The term “Loan Documents” and each other capitalized term used but not defined herein has the meaning given to such term in the Loan Agreement, as amended hereby.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.       Amendment to Loan Agreement. Effective as of the Effective Date hereof, the Loan Agreement is modified as follows:

1.1 Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of “Excluded Intellectual Property” and “Term Loan Interest Rate” in their entirety and replacing them with the following:

“Excluded Intellectual Property” means all Intellectual Property that (i) constitutes “AMYRIS Licensed IP” as defined in that certain License Agreement regarding Diesel Fuel in the EU, dated as of March 21, 2016, as amended, by and among the Parent and Total Raffinage Chimie S.A., as assignee of Total Energies Nouvelles Activités USA, but solely to the extent of the field of use granted in such agreement, (ii) constitutes “AMYRIS Licensed IP” as defined in that certain Amended & Restated Jet Fuel License Agreement, dated as of March 21, 2016, as amended, by and among the Parent and Total Amyris BioSolutions B.V., but solely to the extent of the field of use granted in such agreement, (iii) is subject to that certain Farnesene Intellectual Property License, dated as of November 14, 2017, by and between DSM Nutritional Products Ltd. and Parent, but solely to the extent of the field of use granted in such license, (iv) is subject to that certain Health and Nutrition License Agreement, dated as of May 11, 2017, by and between Parent and DSM International B.V., but solely to the extent of the field of use granted in such license, or (v) is subject to that certain Vitamin A License Agreement, dated as of May 11, 2017, by and between Parent and DSM International B.V., but solely to the extent of the field of use granted in such license, and in each case of clauses (i) and (ii), as such agreements were in effect as of June 29, 2018, and in each case of clauses (iii), (iv) and (v), as such agreements existed as of December 14, 2018, in each case, only for as long as such agreement or license is not terminated either (x) with the prior written consent of the party thereto (other than Parent (or any successor to Parent)) or (y) by Parent (or any successor to Parent) in accordance with the terms of such agreement or license, unless (and only for so long as) such termination is being disputed in good faith by the other party thereto. Notwithstanding the foregoing “Excluded Intellectual Property” shall not include any products, substitutions or replacements of Intellectual Property outside of the fields of use granted in the foregoing agreements and licenses or any proceeds of such Intellectual Property (unless, in each case, such proceeds, products, substitutions or replacements would otherwise constitute Excluded Intellectual Property).

“Term Loan Interest Rate” means for any day a per annum rate of interest equal to (i) the greater of (a) the prime rate as reported in The Wall Street Journal or (b) 4.75% plus (ii) 9.00%.

1.2        Each reference in the Loan Documents to the Loan Agreement is a reference to such document as modified herein.

1.3       Each reference in the Loan Documents to “Excluded Intellectual Property” and “Term Loan Interest Rate” is a reference to such term as modified herein.

2.       No Pledge of Excluded Intellectual Property. Borrower shall, at all times, keep, and shall cause its Subsidiaries to keep, the Excluded Intellectual Property free and clear from any legal process or Liens whatsoever (except for (x) Permitted Liens and (y) the agreements and licenses referenced in the definition of Excluded Intellectual Property (as modified hereby) and the other rights granted thereunder to the other parties thereto). Borrower shall, and shall cause its Subsidiaries to, protect and defend Borrower’s or such Subsidiary’s title to the Excluded Intellectual Property from and against all Persons claiming any interest adverse to Borrower or such Subsidiary.

3.        Representations and Warranties. Borrower represents and warrants to Lender:

3.1       There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statement received by Lender.

3.2       The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, or similar laws or by equitable principals of general application.

4.        Miscellaneous.

4.1        Before this Amendment becomes binding on Lender,

4.1.1        Lender shall have received a copy of this Amendment duly executed by Borrower; and

4.1.2        Lender shall have received its amendment fee of $180,000 by wire transfer of immediately available funds.

4.2        The Loan Documents are ratified and affirmed by Borrower and remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents, as modified herein, remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.3        The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings with respect thereto. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender and Borrower. In addition, no provision of the Loan Documents as modified herein in respect of Excluded Intellectual Property of the types described in clauses (iii), (iv) or (v) of the definition thereof may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Lender, Borrower and, prior to termination of the applicable agreement or license referenced in such clauses either (i) with the prior written consent of the party thereto (other than Parent (or any successor to Parent)) or (ii) by Parent (or any successor to Parent) in accordance with the terms of such agreement or license, unless (and only for so long as) such termination is being disputed in good faith by the other party thereto, DSM International B.V.

4.4        Except as specifically provided in this Amendment, no implied consent involving any of the matters set forth in this Amendment or otherwise shall be inferred or implied by Lender’s execution of this Amendment or any other action of Lender. Lender’s execution of this Amendment shall not constitute a waiver, either express or implied, of the requirement that any further waiver with respect to or modification of the Loan or of the Loan Documents shall require the express written approval of Lender, as further set forth in the Loan Documents. Lender’s execution of this Amendment shall not constitute a waiver of any of the rights and remedies that Lender may have against Borrower, or of any of Lender’s rights and remedies arising out of the Loan Documents as modified herein and such rights and remedies are hereby expressly reserved.

4.5        Lender agrees to promptly (and in no event later than five (5) Business Days after the date hereof) file a UCC-3 financing statement amendment, in the form of Exhibit A hereto, with the Delaware Secretary of State.

4.6        In consideration of the agreements of Lender set forth in this Amendment, Borrower, and all of its predecessors, successors and assigns (individually and collectively, the “Releasors”), hereby fully, finally, and forever release and discharge Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, the Releasors or any of them have, whether known or unknown, in respect of the Loan Documents arising from events occurring prior to the date hereof.

4.7       This Amendment shall be governed by the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

4.8       The Loan Documents as modified herein are binding upon, and inure to the benefit of, Borrower and Lender and their respective successors and assigns.

4.9       This Amendment may be executed in one or more counterparts, each of which is deemed an original and all of which together constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Amendment to physically form one document.

4.10       Prior to termination of the applicable agreement or license referenced in clauses (iii), (iv) or (v) of the definition of Excluded Intellectual Property either (i) with the prior written consent of the party thereto (other than Parent (or any successor to Parent)) or (ii) by Parent (or any successor to Parent) in accordance with the terms of such agreement or license, unless (and only for so long as) such termination is being disputed in good faith by the other party thereto, DSM International B.V. is and shall be an intended third party beneficiary of, and may enforce, this Amendment.

[SIGNATURE PAGE FOLLOWS]

DATED as of the date first above stated.

“Borrower”

Amyris, Inc., a Delaware corporation

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	Chief Financial Officer

Amyris Fuels, LLC, a Delaware limited liability company

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	Chief Financial Officer

AMYRIS CLEAN BEAUTY LLC, a Delaware limited liability company

By:	/s/ Kathleen Valiasek
Name:	Kathleen Valiasek
Title:	Chief Financial Officer

“Lender” / “Agent”

GACP Finance Co., LLC., a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Loan Agreement]

DATED as of the date first above stated.

“Borrower”

Amyris, Inc., a Delaware corporation

By:
Name:
Title:

Amyris Fuels, LLC, a Delaware limited liability company

By:
Name:
Title:

AMYRIS CLEAN BEAUTY LLC, a Delaware limited liability company

By:
Name:
Title:

“Lender” / “Agent”

GACP Finance Co., LLC., a Delaware limited liability company

By:	/s/ John Ahn
Name:	John Ahn
Title:	President

Exhibit A

See attached.

[Signature Page to Amendment No. 3 to Loan Agreement]

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. E-MAIL CONTACT AT FILER (optional)

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Snell & Wilmer L.L.P.
400 E. Van Buren
Phoenix, AZ 85004

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2018 4480998

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9. For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:

Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

8. ☑ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☑ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

See Exhibit A, which is attached hereto and made a part hereof.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)

If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
GACP Finance Co., LLC, as agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:

DE SOS | Original File Date: June 29, 2018 | Debtor: Amyris, Inc.

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

FINANCING STATEMENT (Form UCC-3 – Collateral Restatement)

(Continued)

EXHIBIT A

Debtor grants to Secured Party a security interest in all of Debtor’s right, title, and interest in and to the following personal property whether now owned or hereafter acquired (collectively, the “Collateral”):

(a) All of Debtor’s Receivables, which shall include (i) all of Debtor’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto;

(b) All of Debtor’s Equipment;

(c) All of Debtor’s Fixtures;

(d) All of Debtor’s General Intangibles;

(e) All of Debtor’s Inventory;

(f) All of Debtor’s Investment Property (but excluding thirty-five percent (35%) of the capital stock of any Foreign Subsidiary that constitutes a Permitted Investment);

(g) All of Debtor’s Deposit Accounts;

(h) All of Debtor’s Cash;

(i) All of Debtor’s Goods;

(j) All of Debtor’s Collateral IP, which means all of Debtor’s Intellectual Property, other than Excluded Intellectual Property, which means all Intellectual Property that (i) constitutes “AMYRIS Licensed IP” as defined in that certain License Agreement regarding Diesel Fuel in the EU, dated as of March 21, 2016, as amended, by and among the Parent and Total Raffinage Chimie S.A., as assignee of Total Energies Nouvelles Activités USA, but solely to the extent of the field of use granted in such agreement, (ii) constitutes “AMYRIS Licensed IP” as defined in that certain Amended & Restated Jet Fuel License Agreement, dated as of March 21, 2016, as amended, by and among the Parent and Total Amyris BioSolutions B.V., but solely to the extent of the field of use granted in such agreement, (iii) is subject to that certain Farnesene Intellectual Property License, dated as of November 14, 2017, by and between DSM Nutritional Products Ltd. and Parent, but solely to the extent of the field of use granted in such license, (iv) is subject to that certain Health and Nutrition License Agreement, dated as of May 11, 2017, by and between Parent and DSM International B.V., but solely to the extent of the field of use granted in such license, or

(v) is subject to that certain Vitamin A License Agreement, dated as of May 11, 2017, by and between Parent and DSM International B.V., but solely to the extent of the field of use granted in such license, and in each case of clauses (i) and (ii), as such agreements were in effect as of June 29, 2018, and in each case of clauses (iii), (iv) and (v), as such agreements existed as of December 14, 2018, in each case, only for as long as such agreement or license is not terminated either (x) with the prior written consent of the party thereto (other than Parent (or any successor to Parent)) or (y) by Parent (or any successor to Parent) in accordance with the terms of such agreement or license, unless (and only for so long as) such termination is being disputed in good faith by the other party thereto. Notwithstanding the foregoing “Excluded Intellectual Property” shall not include any products, substitutions or replacements of Intellectual Property outside of the fields of use granted in the foregoing agreements and licenses or any proceeds of such Intellectual Property (unless, in each case, such proceeds, products, substitutions or replacements would otherwise constitute Excluded Intellectual Property); and

(k) all other tangible and intangible personal property of Debtor whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Debtor and wherever located, and any of Debtor’s property in the possession or under the control of Secured Party; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the broad grant of the security interest set forth (a) through (k), above, the Collateral shall not include (i) more than 65% of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Debtor of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter, (ii) Debtor’s equity interests in Novvi LLC, Aprinnova, LLC, and Total Amyris Biosolutions B.V. and Debtor’s interest in any other joint venture existing on the date hereof to the extent that the pledging of such interest is prohibited by the relevant agreements and (iii) any Excluded Intellectual Property.

Defined terms not otherwise herein defined shall have the meaning ascribed to them in the Uniform Commercial Code as the same is, from time to time, in effect in the State of California, or in that certain Loan and Security Agreement dated as of June 29, 2018, as amended from time to time, by and among Amyris, Inc., a Delaware corporation, as borrower and Secured Party, in its capacity as administrative agent for itself and the Lender named therein.